


SERVICE
24/7
maintenance

JBT Corporation

Investor Presentation
June 2010

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 4, 2010 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to leverage recovery and emerging market growth
- Large recurring revenue base provides steady sales stream
- Strong free cash flow generation funds corporate initiatives
- Solid balance sheet and liquidity position

Market Leader with Blue Chip Customer Base

Our Systems:

sterilize more than 50% of the world's shelf stable canned foods	freeze more than 50% of the world's frozen foods	squeeze more than 75% of the world's citrus juices

load 70% of the world's overnight express packages	board 75% of U.S. passengers

JBT Corporation

2009 Revenue & Operating Profit by Segment

Total Revenue

$842M


AeroTech
FoodTech
38%
62%

Total Segment Operating Profit

$75.7M


AeroTech
FoodTech
33%
67%

JBT Corporation

FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Freezing & Chilling 32% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products
Protein Processing 16% of revenue		Poultry & Meat Seafood
In-Container Processing 14% of revenue		Shelf-Stable Products Formulated Milks Beverages
Fruit Processing 38% of revenue		Juices Beverages
		Tomato Paste Tomato Sauces

Customers

Keystone Foods LLC, Nestlé, Jamba Juice, ConAgra Foods, Délifrance, Moy Park, Tyson, OSI, Ingham, Sadia, Wayne Farms, Campbell's, StarKist, Heinz, Del Monte, Southern Gardens, Sunkist, Cutrale, 中粮 COFCO, Morning Star, CitrOvita, Rio Bravo Tomato, Florida's Natural

JBT Corporation

Note: % of 2009 revenue excludes aftermarket parts and service

AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Ground Support 24% of revenue		Container loading Cargo transporting Baggage loading Pushback/Towing Aircraft Deicing
Gate Equipment 33% of revenue		Passenger boarding Air and power supply
Military Equipment 8% of revenue		Container and palletized cargo loading
Airport Services 23% of revenue		Maintaining and monitoring facilities and equipment
Automated Systems 12% of revenue		Automated Guided Vehicle Systems for material handling

Customers

FedEx, AMR, groundforce, China Southern, British Airways, Menzies Aviation, Air France KLM, Air China, TCR, Continental, Southwest Airlines, Air Mobility Command, DFW, United, UPS, Las Vegas McCarran International Airport, Department of Defense, LAX Los Angeles World Airports

JBT Corporation

Note: % of 2009 revenue excludes aftermarket parts and services for AeroTech's equipment

Global Footprint



Canada
3%
U.S.A
43%
EMEA
33%
Asia Pacific
14%
Latin America
7%
JBT Personnel Locations
Production Facilities
% of 2009 Revenue

More than 55% of 2009 revenue generated outside the United States

JBT Corporation

Large Recurring Revenue Base



Revenue ($MM)
$823
$844
$978
$1,028
$842
$169
34%
35%
34%
36%
42%
52%
2005
2006
2007
2008
2009
2010 Q1
Recurring Revenue ($MM)
Total Revenue ($MM)

2009 Recurring Revenue was 42% of Total Revenue

Notes: 1) Recurring revenue includes aftermarket parts and services, equipment leases, and airport services

2) The first quarter typically represents the lowest quarter of the year, reflecting seasonal demand for many JBT products

JBT Corporation

Largely Variable Cost Structure


EBIT ($MM)
$42.3
$50.4
$61.1
$70.3
$57.7
$7.9
2005
2006
2007
2008
2009
2010 Q1


Margin %
Gross Profit %
EBIT %
24.1%
25.3%
24.3%
24.5%
26.2%
27.8%
5.1%
6.0%
6.2%
6.8%
6.9%
4.7%
2005
2006
2007
2008
2009
2010 Q1

2009 gross profit % expanded 170 bps despite an 18% revenue decline

Notes: 1) A reconciliation of earnings before interest and taxes or EBIT (a non-GAAP measure) to net income, is included in Appendix I & II

2) The first quarter typically represents the lowest quarter of the year, reflecting seasonal demand for many JBT products

JBT Corporation

Low Capital Requirements



Capital Expenditures
$21.6
$22.7
$23.0
$22.9
$19.8
$2.9
2005
2006
2007
2008
2009
2010 Q1



Working Capital as % of Sales
Selected Industrials Mean
JBT
16.3%
18.5%
17.8%
6.2%
6.6%
8.2%
2005
2006
2007
2008
2009
Q1 '10 TTM

Efficient deployment of capital supports strong cash flow

Notes: 1) Adjusted Working Capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)

2) A reconciliation of Adjusted Working Capital (a non-GAAP measure) is included in Appendix III

3) The companies included in the selected industrials sample is provided in Appendix V

4) Q1 2010 working capital as % of sales is calculated on a trailing twelve month (TTM) basis

JBT Corporation

Strong Free Cash Flow Generation

- Generated average of $46M in annual adjusted free cash flow from '05-'09
  - Used $10M of cash in Q1 2010 primarily to fund capital expenditures and working capital requirements
- Use of cash:
  - Growth initiatives
  - Quarterly dividend payment
  - Debt repayment

Note: A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

Growth Strategies

- Extend technology leadership
- Leverage large installed base
- Capture international growth, especially Asia
- Execute bolt-on acquisitions
- Capitalize on secular growth trends
  - Outsourcing
  - Environmental

Expanding Capabilities through Innovations & Acquisitions



2008 Acquisition
Horizontal Slicer



2009 Acquisition
Revoband Continuous Cooker

2009 Innovation
Ultra V™ Coating Line


Oven
Fryer
Coater
3D Portioner

2008 Innovation
DSI Q-LINK™ Portioning Software

2008 Innovation
5 Star Home Style™ Breader

Protein Processing Product Line

JBT Corporation

Innovations Augment Freezing Solutions


2008 Innovation
GYRoCOMPACT® M10
Twinstack Freezer
2008 Innovation
FLoFREEZE® A
Freezer
2008 Innovation
Sequential Defrost
Technology

Freezing & Chilling

JBT Corporation

JBT AeroTech Innovations Address Environmental Trends



Pre-Conditioned Air Unit



Commander 15i Electric Loader



B400e Electric Pushback Tractor


Existing Products
Additional Offerings


JETPOWER

400Hz Ground Power Unit



RampSnake Electric Bulk Loader



Diesel to Electric Power Conversion

JBT Corporation

Airport Services – Continue to Capitalize on Secular Growth Trend of Outsourcing



Projected Outsourced US Maintenance Spend ($M)
$500
$450
$400
$350
$300
$250
$200
$250
$450
$400
$350
High
Baseline
Low
2008
2009
2010
2011
2012
2013
2014
25%
% Outsourced
50%

Notes: 1) Estimated airport services market size based on The Boyd Group enplanement traffic projections for 2009-2014 and internal estimates for an increase in the percentage of outsourced maintenance

2) Airport Services includes maintenance of passenger boarding equipment, baggage handling systems, terminals, and ground support equipment

JBT Corporation

Investment Highlights

- Market leader with blue chip customer base
- Global footprint well positioned to leverage recovery and emerging market growth
- Large recurring revenue base provides steady sales stream
- Strong free cash flow funds corporate initiatives
- Strong balance sheet and liquidity positions




SERVICE
24/7
maintenance

JBT Corporation

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup

JBT Corporation





Segment Information

JBT FoodTech Field of View



Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Higher Performance Through Continuous Innovation



Freezer
Oven
Fryer
Coater
3D Portioner



GYRoCOMPACT M-Series
Spiral Freezer



GYRoCOMPACT-II Oven



DSI Accura™ Portioning System

Convenience and ***Choice*** Drive Demand in Developed Markets



U.S. Poultry Production
% of Production
100%
80%
60%
40%
20%
0%
Billions of Lbs.
40
30
20
10
0
1980
1985
1990
1995
2000
2005
2009
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 4.0% CAGR

Further Process = 5.6% CAGR





JBT Corporation

Source: National Chicken Council, % of production based on 2008 data, lbs of production based on 2009 data

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit & Veg.
Grain Roots
Sub-Saharan Africa
China
India
L. America
Eastern Europe
USA
Japan
W. Europe
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

JBT Corporation

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

	Ground Support Equipment						Gate Equipment			Airport Services	Other Equipment		
	Loaders	Deicers	Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air		Luggage Tractors	Belt Loaders	Lav Service
JBT	•	•	•	•	•	•	•	•	•	•			
Competitors													
A	•		•	•	•			•	•		•	•	•
B	•		•	•				•	•		•	•	•
C			•	•		•					•	•	•
D			•					•	•		•	•	
E			•										
F			•										
G	•		•										
H		•											
I		•											•
J		•											
K	•			•	•								
L	•				•						•		
M						•							
N							•			•			
O							•						
P								•					
Q								•	•				
R										•			
S										•			
T										•			

JBT AeroTech – Customers

2009 Sales of new equipment & technical services


Automated Guided Vehicles 11%
Other 3%
Airport Authorities 44%
Defense 12%
Ground Handlers 7%
Intl. Airlines 6%
US Airlines 13%
Air Freight 4%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy


Actual Market Growth Rates: 1987 to 2007
Forecast Market Growth Rates: 2008 to 2028
3.1%
3.1%
5.0%
4.9%
5.6%
5.4%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2009-2028

JBT Corporation




maintenance

Financials

Stable Performance in First Quarter 2010

Revenue ($MM)



$260
$112
$150
$169
$74
$95
$169
$67
$102
2008 Q1
2009 Q1
2010 Q1
AeroTech
FoodTech

EBIT ($MM)



$19.3
$9.0
$14.4
($4.1)
$8.4
$5.5
$7.8
($4.9)
$7.9
$4.8
$7.7
($4.6)
2008 Q1
2009 Q1
2010 Q1
Corporate & Other
FoodTech
AeroTech

Notes: *1) Total revenue will not foot due to other revenue and intercompany eliminations*
2) Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in Appendix II

JBT Corporation

Strong Free Cash Flow Generation

$MM	2005	2006	2007	2008	2009	2010 Q1
Net Income from Continuing Operations	$26.4	$34.8	$40.1	$44.1	$32.8	$3.9
+ Depreciation & Amortization	22.2	23.2	25.1	25.5	22.6	5.6
- Capital Expenditures	(21.6)	(22.7)	(23.0)	(22.9)	(19.8)	(2.9)
- Acquisitions	-	-	-	(4.5)	(6.7)	-
+/- Change in Operating Assets & Liabilities	(1.3)	28.6	(42.3)	(6.9)	(13.0)	(19.9)
+/- Other	13.7	12.8	19.2	20.5	13.4	3.7
+/- Discontinued Operations	5.5	(0.7)	2.5	0.7	-	(0.1)
Adjusted Free Cash Flow	**$44.9**	**$76.0**	**$21.6**	**$56.5**	**$29.3**	**($9.7)**

Notes: 1) 'Other' contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts

2) A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

3) 2009 Change in Operating Assets & Liabilities included $15.5M in US pension plan contributions

JBT Corporation

Attractive Return on Investment



24.0%
21.1%
21.7%
19.8%
17.3%
12.5%
2005
2006
2007
2008
2009
Q1 '10 TTM

Notes: 1) Return on Investment (ROI) is calculated as net income from continuing operations plus after-tax interest expense as a percentage of average owner's net equity and long term debt

2) Q1 2010 ROI is calculated on a trailing twelve months (TTM) basis

JBT Corporation

Debt Structure & Liquidity

Debt Structure

- **Private Placement Debt of $75M**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $59M** ($225M Facility)
- Matures in 2013
- Rate of one month LIBOR + 125bps
  - $25M swapped to a fixed 4.9% rate

Liquidity

	$M
Cash and Cash Equivalents	$10
Available Capacity	$135
Total Liquidity	$145

Key Credit Ratios

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	9.8x	>3.5x
Total Debt/EBITDA(TTM)	1.7x	<3.0x

Notes: 1) Based on 2010 Q1 actual results
2) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements
3) Debt structure excludes $4M of debt not associated with the credit facility

JBT Corporation

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009
EBIT (Non-GAAP measure)	$ 42.3	$ 50.4	$ 61.1	$ 70.3	$ 57.7
less: Income/(loss) from disc. operations, net of taxes	(1.9)	(0.2)	(3.7)	0.1	0.0
less: Provision for income taxes on operating income	(16.0)	(16.0)	(21.5)	(22.4)	(16.1)
less: Interest income/(expense), net	0.1	0.4	0.5	(3.8)	(8.8)
Net Income (GAAP measure)	$ 24.5	$ 34.6	$ 36.4	$ 44.2	$ 32.8
Total Revenue	$823.3	$844.3	$978.0	$1,028.1	$841.6
EBIT Margin (Non-GAAP measure)	5.1%	6.0%	6.2%	6.8%	6.9%

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	2008 Q1	2009 Q1	2010 Q1
EBIT (Non-GAAP measure)	$ 19.3	$ 8.4	$ 7.9
less: Income/(loss) from disc. operations, net of taxes	0.3	0.0	0.1
less: Provision for income taxes on operating income	(7.4)	(2.1)	(2.1)
less: Interest income/(expense), net	0.1	(2.2)	(1.9)
Net Income (GAAP measure)	$ 12.3	$ 4.1	$ 4.0
Total Revenue	$ 260.2	$ 169.0	$ 169.0
EBIT Margin (Non-GAAP measure)	7.4%	5.0%	4.7%

JBT Corporation

Appendix III

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	Q1 '10 TTM
Adjusted working capital (non-GAAP measure)	$ 50.9	$ 24.1	$ 55.2	$ 49.6	$ 55.8	$ 69.2
plus: cash and cash equivalents	2.7	10.3	9.5	43.6	14.4	9.7
less: short-term debt and current portion of long-term debt	(0.1)	(0.2)	(1.1)	(0.6)	(0.4)	(0.9)
Working capital (GAAP measure)	$ 53.5	$ 34.2	$ 63.6	$ 92.6	$ 69.8	$ 78.0
Revenue	$823.3	$844.3	$978.0	$1,028.1	$841.6	$841.6
Adjusted working capital as a percent of revenue	6.2%	2.9%	5.6%	4.8%	6.6%	8.2%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix IV

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	2010 Q1
Adjusted free cash flow (non-GAAP measure)	$ 44.9	$ 76.0	$ 21.6	$ 56.5	$ 29.3	$ (9.7)
less: Net cash provided (required) by investing activities of discontinued operations	0.1	0.4	(7.8)	(0.7)	0.0	0.0
less: Proceeds from disposal of assets	(7.0)	(3.1)	(3.1)	(2.1)	(1.7)	(0.9)
less: Purchase of stock held in treasury	0.0	0.0	0.0	0.7	0.0	0.0
Free cash flow	$ 38.0	$ 73.3	$ 10.7	$ 54.4	$ 27.6	$ (10.6)
plus: Capital expenditures & acquisitions	21.6	22.7	23.0	27.4	26.5	2.9
Cash provided by operating activities (GAAP measure)	$ 59.6	$ 96.0	$ 33.7	$ 81.8	$ 54.1	$ (7.7)

JBT Corporation

Appendix V

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

JBT Corporation